Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Timothy P. Bacci, certify that:

1.	I have reviewed this annual report on Form 10-K/A of Daegis Inc. (“registrant”);

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date:	August 28, 2015

/s/ TIMOTHY P. BACCI
Timothy P. Bacci
Chief Executive Officer